Exhibit 99.1

CCC Intelligent Solutions Holdings Inc. Announces Second Quarter 2023 Financial Results

August 1, 2023 - CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NASDAQ: CCCS), a leading SaaS platform for the P&C insurance economy, today announced its financial results for the three months ended June 30, 2023.

“CCC delivered strong second quarter results, highlighted by 10% year-over-year revenue growth and 38% adjusted EBITDA margin. The strong performance in the first half of 2023 included multiple large renewals and relationship expansions that reinforce our confidence in our ability to deliver on our strategic and financial objectives,” said Githesh Ramamurthy, Chairman & CEO of CCC.

“We estimate that as a result of the continued macro pressures facing our customers, the cumulative annual cycle time for automotive claims in the U.S. increased to more than 2 billion days in 2022,” continued Ramamurthy. “This staggering figure underscores the importance of delivering effective and integrated state-of-the-art capabilities to help our clients in the P&C insurance economy address operational efficiency. Our solutions and use of AI are helping to do just that by helping customers to reduce the cycle time, administrative cost, and environmental impact of the claims process.”

Second Quarter 2023 Financial Highlights

Revenue

•
Total revenue was $211.7 million for the second quarter of 2023, an increase of 10% from $192.8 million for the second quarter of 2022.

Profitability

•
GAAP gross profit was $152.6 million, representing a gross margin of 72%, for the second quarter of 2023, compared with $139.9 million, representing a gross margin of 73%, for the second quarter of 2022. Adjusted gross profit was $162.0 million, representing an adjusted gross profit margin of 77%, for the second quarter of 2023, compared with $148.4 million, representing an adjusted gross profit margin of 77%, for the second quarter of 2022.
•
GAAP operating loss was $73.2 million for the second quarter of 2023, compared with GAAP operating income of $12.5 million for the second quarter of 2022. Adjusted operating income was $71.8 million for the second quarter of 2023, compared with adjusted operating income of $66.7 million for the second quarter of 2022.
•
GAAP net loss was $97.3 million for the second quarter of 2023, compared with GAAP net income of $15.6 million for the second quarter of 2022. Adjusted net income was $47.8 million for the second quarter of 2023, compared with adjusted net income of $37.4 million for the second quarter of 2022.
•
Adjusted EBITDA was $80.9 million for the second quarter of 2023, compared with adjusted EBITDA of $73.4 million for the second quarter of 2022. Adjusted EBITDA grew 10% in the second quarter of 2023 compared with the second quarter of 2022.

Liquidity

•
CCC had $403.6 million in cash and cash equivalents and $788.0 million of total debt on June 30, 2023. The Company generated $69.6 million in cash from operating activities and had free cash flow of $55.0 million during the second quarter of 2023, compared with $40.8 million generated in cash from operating activities and $29.6 million in free cash flow in the second quarter of 2022.

The information presented above includes non-GAAP financial measures such as “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” and “free cash flow.” Refer to “Non-GAAP Financial Measures” for a discussion of these measures and reconciliations of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

2nd Quarter and Recent Business Highlights

•
A top-20 auto insurer and long-time customer of CCC’s Casualty solutions added CCC’s full suite of Automobile Physical Damage (“APD”) solutions in the second quarter of 2023, including CCC® Estimate-STP. The client will be transitioning services from multiple vendors onto CCC’s platform and reflects the significant opportunity and numerous ways available to CCC to expand its solutions with the U.S.’s largest insurers.
•
CCC is a leader in the Casualty solutions market and recently rolled out a new computer vision AI technology for Casualty claims that can predict potential physical injuries to the occupants of a vehicle involved in an accident based on photos of the damaged vehicles. In the second quarter of 2023, CCC added and expanded Casualty relationships with new and existing customers.

•
CCC continued to grow the breadth and depth of its network during the second quarter of 2023 by expanding the participation of 2 leading OEMs and signing a multi-year extension with one of the leading aftermarket parts suppliers. In addition, CCC has added nearly 1,000 repair facilities year to date. CCC’s total customer count now exceeds 35,000 and includes over 29,000 repair facilities, over 4,500 parts suppliers, more than 300 insurers, and 13 of the top-15 automotive OEMs. By connecting these companies and digitizing processes across the ecosystem, CCC’s platform increases their ability to be productive, reduce leakage, and improve communication throughout the P&C insurance economy – which ultimately can result in claims being resolved faster.

Business Outlook

Based on information as of today, August 1, 2023, the Company is issuing the following financial guidance:

Third Quarter Fiscal 2023	Full Year Fiscal 2023

Revenue	$215 million to $217 million	$851 million to $855 million
Adjusted EBITDA	$86 million to $88 million	$337 million to $341 million

Conference Call Information

CCC will host a conference call today, August 1, 2023, at 5:00 p.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc., a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCCS), is a leading SaaS platform for the multi-trillion-dollar P&C insurance economy powering operations for insurers, repairers, automakers, part suppliers, lenders, and more. CCC cloud technology connects more than 35,000 businesses digitizing mission-critical workflows, commerce, and customer experiences. A trusted leader in AI, IoT, customer experience, network and workflow management, CCC delivers innovations that keep people’s lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events, goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions and products; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; currency fluctuations; our reliance on third-party data, technology and intellectual property; our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; our ability to acquire or invest in companies or pursue business partnerships; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our ability to expand or maintain our existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating expenses,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections.

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Media Contact:

Michelle Hellyar

Senior Director, Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	June 30,	December 31,
	2023	2022
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$403,577	$323,788
Accounts receivable—Net of allowances of $5,874 and $5,339 as of June 30, 2023 and December 31, 2022, respectively	96,139	98,353
Income taxes receivable	5,830	4,015
Deferred contract costs	16,871	16,556
Other current assets	29,240	36,358
Total current assets	551,657	479,070
SOFTWARE, EQUIPMENT, AND PROPERTY—Net	153,539	146,443
OPERATING LEASE ASSETS	31,647	32,874
INTANGIBLE ASSETS—Net	1,064,064	1,118,819
GOODWILL	1,417,724	1,495,129
DEFERRED FINANCING FEES, REVOLVER—Net	1,979	2,286
DEFERRED CONTRACT COSTS	19,480	20,161
EQUITY METHOD INVESTMENT	10,228	10,228
OTHER ASSETS	52,072	45,911
TOTAL	$3,302,390	$3,350,921
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$19,084	$27,599
Accrued expenses	54,711	71,445
Income taxes payable	3,509	922
Current portion of long-term debt	8,000	8,000
Current portion of long-term licensing agreement—Net	2,967	2,876
Operating lease liabilities	7,049	5,484
Deferred revenues	40,064	35,239
Total current liabilities	135,384	151,565
LONG-TERM DEBT—Net	770,787	774,132
DEFERRED INCOME TAXES—Net	217,907	241,698
LONG-TERM LICENSING AGREEMENT—Net	29,246	30,752
OPERATING LEASE LIABILITIES	52,431	54,245
WARRANT LIABILITIES	55,585	36,405
OTHER LIABILITIES	1,550	2,658
Total liabilities	1,262,890	1,291,455
COMMITMENTS AND CONTINGENCIES (Notes 19 and 20)
MEZZANINE EQUITY:
Redeemable non-controlling interest	14,494	14,179
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 631,982,491 and 622,072,905 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	63	62
Additional paid-in capital	2,829,184	2,754,055
Accumulated deficit	(803,106)	(707,946)
Accumulated other comprehensive loss	(1,135)	(884)
Total stockholders’ equity	2,025,006	2,045,287
TOTAL	$3,302,390	$3,350,921

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

(In thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
REVENUES	$211,710	$192,786	$416,630	$379,609
COST OF REVENUES
Cost of revenues, exclusive of amortization and impairment of acquired technologies	52,047	46,095	102,494	88,795
Amortization of acquired technologies	6,646	6,750	13,331	13,445
Impairment of acquired technologies	431	—	431	—
Total cost of revenues	59,124	52,845	116,256	102,240
GROSS PROFIT	152,586	139,941	300,374	277,369
OPERATING EXPENSES:
Research and development	43,363	38,758	84,359	74,438
Selling and marketing	35,936	31,091	69,467	57,894
General and administrative	46,141	39,509	88,006	83,717
Amortization of intangible assets	18,022	18,066	36,088	36,146
Impairment of goodwill	77,405	—	77,405	—
Impairment of intangible assets	4,906	—	4,906	—
Total operating expenses	225,773	127,424	360,231	252,195
OPERATING (LOSS) INCOME	(73,187)	12,517	(59,857)	25,174
INTEREST EXPENSE	(14,014)	(7,944)	(27,846)	(15,285)
INTEREST INCOME	4,023	—	7,282	—
CHANGE IN FAIR VALUE OF DERIVATIVE INSTRUMENTS	3,613	—	1,009	—
CHANGE IN FAIR VALUE OF WARRANT LIABILITIES	(20,375)	21,004	(19,180)	23,140
GAIN ON SALE OF COST METHOD INVESTMENT	—	—	—	3,578
OTHER INCOME—Net	315	112	368	194
PRETAX (LOSS) INCOME	(99,625)	25,689	(98,224)	36,801
INCOME TAX BENEFIT (PROVISION)	2,281	(10,125)	3,064	(9,262)
NET (LOSS) INCOME INCLUDING NON-CONTROLLING INTEREST	(97,344)	15,564	(95,160)	27,539
LESS: ACCRETION OF REDEEMABLE NON-CONTROLLING INTEREST	(315)	—	(315)	—
NET (LOSS) INCOME ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$(97,659)	$15,564	$(95,475)	$27,539
Net (loss) income per share attributable to common stockholders:
Basic	$(0.16)	$0.03	$(0.15)	$0.05
Diluted	$(0.16)	$0.02	$(0.15)	$0.04
Weighted-average shares used in computing net (loss) income per share attributable to common stockholders:
Basic	621,235,776	605,948,628	618,740,340	604,534,589
Diluted	621,235,776	639,964,696	618,740,340	640,650,297
COMPREHENSIVE (LOSS) INCOME:
Net (loss) income including non-controlling interest	(97,344)	15,564	(95,160)	27,539
Other comprehensive income (loss)—Foreign currency translation adjustment	(285)	(303)	(251)	(294)
COMPREHENSIVE (LOSS) INCOME INCLUDING NON-CONTROLLING INTEREST	(97,629)	15,261	(95,411)	27,245
Less: accretion of redeemable non-controlling interest	(315)	—	(315)	—
COMPREHENSIVE (LOSS) INCOME ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$(97,944)	$15,261	$(95,726)	$27,245

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the Six Months Ended
	June 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(95,160)	$27,539
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	17,966	13,490
Amortization of intangible assets	49,419	49,591
Impairment of goodwill and intangible assets	82,742	—
Deferred income taxes	(23,791)	(43,703)
Stock-based compensation	64,720	52,047
Amortization of deferred financing fees	851	949
Amortization of discount on debt	111	131
Change in fair value of derivative instruments	(1,009)	—
Change in fair value of warrant liabilities	19,180	(23,140)
Non-cash lease expense	1,232	2,152
Loss on disposal of software, equipment and property	—	795
Gain on sale of cost method investment	—	(3,578)
Other	115	47
Changes in:
Accounts receivable—Net	2,322	(4,027)
Deferred contract costs	(315)	(952)
Other current assets	7,116	15,463
Deferred contract costs—Non-current	681	2,248
Other assets	(5,267)	(9,935)
Operating lease assets	(5)	1,576
Income taxes	772	13,851
Accounts payable	(8,534)	3,204
Accrued expenses	(14,975)	(7,949)
Operating lease liabilities	(249)	(4,308)
Deferred revenues	4,825	2,256
Other liabilities	(115)	(62)
Net cash provided by operating activities	102,632	87,685
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(29,084)	(25,469)
Acquisition of Safekeep, Inc., net of cash acquired	—	(32,242)
Proceeds from sale of cost method investment	—	3,892
Net cash used in investing activities	(29,084)	(53,819)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	20,827	15,511
Proceeds from employee stock purchase plan	1,326	—
Payments for employee taxes withheld upon vesting of equity awards	(11,539)	—
Principal payments on long-term debt	(4,000)	(4,000)
Net cash provided by financing activities	6,614	11,511
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(373)	(281)
NET CHANGE IN CASH AND CASH EQUIVALENTS	79,789	45,096
CASH AND CASH EQUIVALENTS:
Beginning of period	323,788	182,544
End of period	$403,577	$227,640
NONCASH INVESTING AND FINANCING ACTIVITIES:
Noncash purchases of software, equipment, and property	$550	$—
Contingent consideration related to business acquisition	$—	$200
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$26,946	$14,153
Cash paid for income taxes—Net	$19,954	$38,946

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(amounts in thousands, except percentages)	2023	2022	2023	2022
Gross Profit	$152,586	$139,941	$300,374	$277,369
Amortization of acquired technologies	6,646	6,750	13,331	13,445
Impairment of acquired technologies	431	—	431	—
Stock-based compensation and related employer payroll tax	2,358	1,680	4,473	2,613
Adjusted Gross Profit	$162,021	$148,371	$318,609	$293,427
Gross Profit Margin	72%	73%	72%	73%
Adjusted Gross Profit Margin	77%	77%	76%	77%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(dollar amounts in thousands)	2023	2022	2023	2022
Operating expenses	$225,773	$127,424	$360,231	$252,195
Amortization of intangible assets	(18,022)	(18,066)	(36,088)	(36,146)
Impairment of goodwill	(77,405)	—	(77,405)	—
Impairment of intangible assets	(4,906)	—	(4,906)	—
Stock-based compensation expense and related employer payroll tax	(33,706)	(26,973)	(62,799)	(50,695)
Plaintiff litigation costs	(1,537)	—	(2,523)	—
M&A and integration costs	—	(348)	—	(1,756)
Lease overlap costs	—	—	—	(1,222)
Lease abandonment	—	—	—	(1,338)
Business Combination transaction and related costs	—	(324)	—	(1,056)
Net costs related to divestiture	—	6	—	(53)
Adjusted operating expenses	$90,197	$81,719	$176,510	$159,929

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING (LOSS) INCOME TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(dollar amounts in thousands)	2023	2022	2023	2022
Operating (loss) income	$(73,187)	$12,517	$(59,857)	$25,174
Amortization of intangible assets	18,022	18,066	36,088	36,146
Amortization of acquired technologies—Cost of revenue	6,646	6,750	13,331	13,445
Impairment of acquired technologies—Cost of revenue	431	—	431	—
Impairment of goodwill	77,405	—	77,405	—
Impairment of intangible assets	4,906	—	4,906	—
Stock-based compensation expense and related employer payroll tax	36,064	28,653	67,272	53,308
Plaintiff litigation costs	1,537	—	2,523	—
M&A and integration costs	—	348	—	1,756
Lease overlap costs	—	—	—	1,222
Lease abandonment	—	—	—	1,338
Business Combination transaction and related costs	—	324	—	1,056
Net costs related to divestiture	—	(6)	—	53
Adjusted operating income	$71,824	$66,652	$142,099	$133,498

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED EBITDA

(In thousands, except for EBITDA margin percentage data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(dollar amounts in thousands)	2023	2022	2023	2022
Net (loss) income	$(97,344)	$15,564	$(95,160)	$27,539
Interest expense	14,014	7,944	27,846	15,285
Interest income	(4,023)	—	(7,282)	—
Income tax (benefit) provision	(2,281)	10,125	(3,064)	9,262
Amortization of intangible assets	18,022	18,066	36,088	36,146
Amortization of acquired technologies—Cost of revenue	6,646	6,750	13,331	13,445
Depreciation and amortization of software, equipment and property	2,187	2,444	4,414	5,407
Depreciation and amortization of software, equipment and property—Cost of revenue	6,573	4,239	13,552	8,083
EBITDA	(56,206)	65,132	(10,275)	115,167
Stock-based compensation expense and related employer payroll tax	36,064	28,653	67,272	53,308
Impairment of acquired technologies—Cost of revenue	431	—	431	—
Impairment of goodwill	77,405	—	77,405	—
Impairment of intangible assets	4,906	—	4,906	—
Change in fair value of derivative instruments	(3,613)	—	(1,009)	—
Plaintiff litigation costs	1,537	—	2,523	—
Change in fair value of warrant liabilities	20,375	(21,004)	19,180	(23,140)
M&A and integration costs	—	348	—	1,756
Lease overlap costs	—	—	—	1,222
Lease abandonment	—	—	—	1,338
Business Combination transaction and related costs	—	324	—	1,056
Net costs related to divestiture	—	(6)	—	53
Gain on sale of cost method investment	—	—	—	(3,578)
Adjusted EBITDA	$80,899	$73,447	$160,433	$147,182
Adjusted EBITDA Margin	38%	38%	39%	39%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED NET INCOME

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(dollar amounts in thousands)	2023	2022	2023	2022
Net (loss) income	$(97,344)	$15,564	$(95,160)	$27,539
Amortization of intangible assets	18,022	18,066	36,088	36,146
Amortization of acquired technologies—Cost of revenue	6,646	6,750	13,331	13,445
Impairment of acquired technologies—Cost of revenue	431	—	431	—
Impairment of goodwill	77,405	—	77,405	—
Impairment of intangible assets	4,906	—	4,906	—
Stock-based compensation expense and related employer payroll tax	36,064	28,653	67,272	53,308
Change in fair value of derivative instruments	(3,613)	—	(1,009)	—
Plaintiff litigation costs	1,537	—	2,523	—
Change in fair value of warrant liabilities	20,375	(21,004)	19,180	(23,140)
M&A and integration costs	—	348	—	1,756
Lease overlap costs	—	—	—	1,222
Lease abandonment	—	—	—	1,338
Business Combination transaction and related costs	—	324	—	1,056
Net costs related to divestiture	—	(6)	—	53
Gain on sale of cost method investment	—	—	—	(3,578)
Tax effect of adjustments	(16,587)	(11,287)	(30,633)	(22,867)
Adjusted net income	$47,842	$37,408	$94,334	$86,278
Adjusted net income per share attributable to common stockholders:
Basic	$0.08	$0.06	$0.15	$0.14
Diluted	$0.07	$0.06	$0.15	$0.13
Weighted average shares outstanding:
Basic	621,235,776	605,948,628	618,740,340	604,534,589
Diluted	651,427,506	639,964,696	648,887,781	640,650,297

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(dollar amounts in thousands)	2023	2022	2023	2022
Net cash provided by operating activities	$69,554	$40,820	$102,632	$87,685
Less: Purchases of software, equipment, and property	(14,560)	(11,189)	(29,084)	(25,469)
Free Cash Flow	$54,994	$29,631	$73,548	$62,216